UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2014
Date of Report (Date of earliest event reported)

PASSPORT POTASH INC.
(Exact name of registrant as specified in its charter)

British Columbia (State or other jurisdiction of incorporation)	000-54751 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

608 - 1199 West Pender Street Vancouver, BC, Canada (Address of principal executive offices)	V6E 2R1 (Zip Code)

(604) 687-0300
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.03     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 3.02 with respect to the Debenture (as defined below) of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On May 29, 2014, we issued convertible debenture in the amount of US$500,000 (the "Debenture") having a term until May 29, 2018 (the "Maturity Date") and an interest rate of 9.5% per annum payable annually as to 50% in cash and 50% in shares of our common stock, subject to the right of the holder to elect to have an interest payment satisfied entirely in shares of our common stock. The issuance price of shares to pay accrued interest will be determined by the Market Price of our shares, as defined by the policies of the TSX Venture Exchange (the "Exchange"). The principal amount of the Debenture is convertible at any time prior to the Maturity Date, in whole or in part, at the option of the holder into either: (a) units (the "Units") at a conversion price of US$0.12 per Unit, with each Unit being comprised of one share of our common stock and one share purchase warrant (a "Warrant"), with each Warrant exercisable into one share of our common stock (each, a "Warrant Share") at a price of US$0.12 per Warrant Share until May 29, 2018; or (b) into 10% of the shares we hold in PPI East Block Holding Corp., or pro rata portion thereof for any partial conversion, our wholly owned subsidiary, which holds certain State of Arizona mineral exploration permits. Notwithstanding the foregoing, the Debenture shall not be convertible if, after giving effect to such conversion, the holder, together with any person or company acting jointly or in concert with such holder, would in the aggregate beneficially own, or exercise control or direction over that number of our voting securities which is 20% or greater of our total issued and outstanding voting securities, immediately after giving effect to such conversion.

We relied on the exemption from registration under the United States Securities Act of 1933, as amended, provided by Regulation S, based on representations and warranties provided by the investor in the subscription agreement for the Debenture.

The proceeds from the issuance of the Debenture will be used to develop our holdings on the east side of the Holbrook Basin.

SECTION 8 - OTHER EVENTS

Item 8.01     Other Events

On April 16, 2014, we issued a news release announcing the receipt of conditional approval from the Exchange to complete a non-brokered private placement of US$500,000 with a particular investor to develop our holdings on the east side of the Holbrook Basin. A copy of the press release is attached as Exhibit 99.1.

On April 23, 2014, we issued a news release with a corporate update to shareholders. A copy of the press release is attached as Exhibit 99.2.

On June 9, 2014, we issued a news release announcing the closing of the 9.5% convertible debenture financing for gross proceeds of US$500,000. A copy of the press release is attached as Exhibit 99.3.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
99.1	Press Release dated April 16, 2014
99.2	Press Release dated April 23, 2014
99.3	Press Release dated June 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSPORT POTASH INC.
Date: June 11, 2014	/s/ John Eckersley Name: John Eckersley Title: Executive Vice-President and Director